UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2004

                    Accufacts Pre-employment Screening, Inc.
                    ----------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

DELAWARE                               001-14995                   13-4056901
--------                               ---------                   ----------
(STATE OR OTHER JURISDICTION)   (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)

             2180 STATE ROAD 434 WEST, SUITE 4150 LONGWOOD FL 32779
             ------------------------------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (407) 682-5051
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On December 31, 2004, Mr. Richard Maglio resigned from his position as a Director of the Company. Mr. Maglio did not have any disputes or disagreements with the Company or its management.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Longwood, Florida
      January 6, 2005

                                    Accufacts Pre-Employment Screening, Inc.


                                    By: /s/ Philip Luizzo
                                        -------------------------------------
                                        Philip Luizzo
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER